Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

dated as of

JUNE 11, 2024

by and among

WEWORK INC.

and

THE HOLDERS PARTY HERETO

-i-

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 11, 2024, by and among WeWork Inc., a Delaware corporation (together with any successor entity thereto, the “Corporation”), and each Holder (as defined herein) who becomes a party to this Agreement from time to time pursuant to Section 1.13 hereof.

RECITALS

WHEREAS, the Corporation and certain of its direct and indirect subsidiaries filed (a) voluntary petitions for relief under Chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) and (b) the Third Amended Joint Chapter 11 Plan of Reorganization of WeWork Inc. and Its Debtor Subsidiaries [Docket No. 2051] (as amended, restated, supplemented or otherwise modified from time to time, the “Plan”), as confirmed on May 30, 2024, by order of the Bankruptcy Court in the Chapter 11 Cases jointly administered under the caption In re: WeWork Inc., et al., Case No. 23-19865 (JKS) (the “Confirmation Order”);

WHEREAS, pursuant to the Plan and the Confirmation Order, the Corporation is authorized to enter into this Agreement and the Corporation has agreed to enter into this Agreement for the benefit of each Holder of Registrable Securities (as defined herein);

NOW, THEREFORE, in consideration of the premises and respective covenants and agreements set forth in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

REGISTRATION RIGHTS

Section 1.1 Definitions. For purposes of this Agreement:

“Affiliate” means, with respect to any specified Person, any other Person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For purposes of this definition of Affiliate, (i) “control” (including, with correlative meanings, the terms “controls,” “controlled by,” and “under common control with”) as used with respect to any Person, means the possession, directly or indirectly, of the right or power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and (ii) solely for determining the Registrable Securities or Common Stock held by a Holder, any funds and/or accounts holding Registrable Securities that are managed, advised and/or sub-advised by a third-party asset manager will be “under common control” with any and all other funds and/or accounts holding Registrable Securities that are managed, advised and/or sub-advised by such third-party asset manager.

“Agent” and “Agents” have the meaning specified in Section 1.6(a)(ii) hereof.

“Agreement” has the meaning specified in the preamble hereof.

“AHG Director” shall have the meaning ascribed to such term in the Stockholders Agreement (as defined below).

“AHG Stockholder” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Alternative IPO Entities” has the meaning specified in Section 1.15 hereof.

“beneficial ownership” (and related terms such as “beneficially-owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 (or any successor rule then in effect) under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event or with the passage of time.

“Board” means the board of directors of the Corporation (or any successor governing body) or any authorized committee thereof.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to be closed.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share.

“Corporation” has the meaning specified in the preamble hereof and includes the Corporation’s successors by merger, acquisition, reorganization or otherwise.

“Corporation-Indemnified Parties” has the meaning specified in Section 1.8(a) hereof.

“Corporation Securities” means the securities that the Corporation proposes to register for its own account on a registration statement in accordance with the terms of this Agreement.

“Demand Notice” has the meaning specified in Section 1.2(a) hereof.

“Demand Registration” has the meaning specified in Section 1.2(a) hereof.

“Demand Shelf Registration” has the meaning specified in Section 1.2(a) hereof.

“Effective Date” has the meaning specified in the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any similar or successor statute.

“FINRA” means the Financial Industry Regulatory Authority, Inc., or any successor entity thereof.

“Holder” means a Person who becomes a party to this Agreement in accordance with Section 1.13 hereof (so long as such Person holds any Registrable Securities). The term Holder shall not include any registered owner of Registrable Securities that holds such Registrable Securities in “street name” on behalf of beneficial owners thereof.

“Holder-Indemnified Parties” has the meaning specified in Section 1.8(b) hereof.

“Indemnified Party” has the meaning specified in Section 1.8(c) hereof.

“Indemnifying Party” has the meaning specified in Section 1.8(c) hereof.

“Initial Registration Statement” has the meaning specified in Section 1.4(b) hereof.

“Initial Registrable Securities” has the meaning specified in Section 1.4(b) hereof.

“IPO” means (a) an underwritten offering which is an initial public offering of the Common Stock pursuant to an effective Registration Statement filed under the Securities Act after the Effective Date ((which excludes, among others, a registration (i) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Corporation pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend reinvestment or similar plan)) as a result of which the Common Stock is publicly traded on a National Securities Exchange or (b) any merger, consolidation, reorganization, recapitalization, capital stock exchange, stock sale, asset sale or other similar transaction or business combination (or series of related transactions or related business combinations), in each case, after the Effective Date, between the Corporation and a “blank check company” (or any of its wholly owned subsidiaries) that is a special purchase acquisition company formed solely for the purpose of effecting such initial public offering with one or more businesses, which for the avoidance of doubt, is deemed to be a “blank check company” under the Securities Act, as a result of which the Common Stock is publicly traded on a National Securities Exchange.

“Losses” has the meaning specified in Section 1.8(a) hereof.

“Major Stockholder” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Maximum Offering Amount” has the meaning specified in Section 1.2(c)(ii) hereof.

“National Securities Exchange” means the New York Stock Exchange LLC, The Nasdaq Stock Market LLC (including, for the avoidance of doubt, the New York Stock Exchange, NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market) or another U.S. national securities exchange registered with the SEC.

“New Shelf Registration Statement” has the meaning specified in Section 1.4(b) hereof.

“Other Securities” has the meaning specified in Section 1.3(c)(iii) hereof.

“Participating Holders” means Holders participating, or electing to participate, in an offering of Registrable Securities pursuant to the terms of this Agreement.

“Parties” has the meaning specified in Section 1.13 hereof.

“Person” means any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

“Piggyback Holder” has the meaning specified in Section 1.3(b) hereof.

“Piggyback Registration” has the meaning specified in Section 1.3(a) hereof.

“Plan” has the meaning specified in the recitals hereof.

“Proposed Registration” has the meaning specified in Section 1.3(a) hereof.

“Registrable Securities” means (a) any Common Stock acquired by any Holder (or any of its Affiliates) pursuant to the Plan or subsequently acquired by any Holder (or any of its Affiliates) after the Effective Date and (b) any equity interests or other securities of the Corporation issued or issuable with respect to the Common Stock referred to in clause (a): (i) upon any conversion or exchange thereof, (ii) by way of dividend or other distribution, split or reverse split, or (iii) in connection with a combination of securities, recapitalization, merger, consolidation, exchange offer, reorganization or other similar event; provided, however, that Common Stock or other securities that are considered to be Registrable Securities shall cease to be Registrable Securities (A) upon the sale thereof pursuant to and in accordance with an effective Registration Statement, (B) upon the sale thereof pursuant to Rule 144 under the Securities Act (or any similar rule promulgated by the SEC then in force), (C) when such securities are eligible for sale without registration pursuant to Rule 144 under the Securities Act (or any similar rule promulgated by the SEC then in force) without limitation thereunder on volume or manner of sale and without the need for current public information required by Rule 144(c)(1) and as to which any legend restricting further transfer with regard to such securities has been removed, (D) when such securities cease to be outstanding, or (E) the relevant Holder, together with its Affiliates, at any date, ceases to beneficially own 1% or more of the Corporation’s outstanding Common Stock.

“Registration Expenses” mean all expenses (other than Selling Expenses) arising from or incident to the performance by the Corporation of, or compliance by the Corporation with, this Article I, including, without limitation, (i) SEC, stock exchange, FINRA and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any state securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel to the underwriters in connection with blue sky qualifications of Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Corporation and of its independent certified public accountants and any other accounting and legal fees, charges and expenses incurred by the Corporation (including, without limitation, any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration), (v) the fees, charges and disbursements of any special experts retained by the Corporation in connection with any registration pursuant to the terms of this Agreement, (vi) all internal expenses of the Corporation (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the Registrable Securities on any National Securities Exchange, (vii) Securities Act liability insurance (if the Corporation elects to obtain such insurance), (viii) the reasonable and documented fees and expenses incurred in connection with any road show for underwritten offerings and (ix) all rating agency fees, regardless of whether any Registration Statement filed in connection with such registration is declared effective. “Registration Expenses” shall also include reasonable and documented fees, charges and disbursements of one (1) firm of counsel to all of the Participating Holders participating in any underwritten public offering pursuant to this Article I (which shall be selected by Holders holding at least a majority of the Registrable Securities held by the Participating Holders); provided, however, that (a) any underwriting discounts, commissions or fees in connection with the sale of the Registrable Securities will be borne by the Holders pro rata on the basis of the number of Common Stock so registered and sold, (b) transfer taxes with respect to the sale of Registrable Securities will be borne by the Holder of such Registrable Securities and (c) the fees and expenses of any other counsel, accountants or other persons retained or employed by any Holder will be borne by such Holder.

“Registration Statement” shall mean any registration statement of the Corporation filed with the SEC on the appropriate form (including on Form S-8, if applicable) pursuant to the Securities Act which covers any of the Common Stock and/or any other equity securities of the Corporation pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

“Requesting Holder” means any Holder making a request for a Demand Registration pursuant to Section 1.2(a) hereof.

“SEC” or “Commission” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any successor statute.

“Selling Expenses” shall mean the underwriting fees, discounts, selling commissions and transfer taxes applicable to any Registrable Securities.

“Shelf Registration Statement” means a Registration Statement filed with the Commission in accordance with the Securities Act for the offer and sale of Registrable Securities by Holders on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule promulgated by the SEC then in force).

“Stockholders Agreement” means the Stockholders Agreement, dated as of June 11, 2024, by and among the Corporation and the persons bound thereto.

“underwritten registration, underwritten offering or underwritten public offering” means an offering in which securities of the Corporation are sold to or through one or more underwriters (as defined in Section 2(a)(11) of the Securities Act) for resale to the public.

“Valid Business Reason” has the meaning specified in Section 1.2(d)(i) hereof.

Section 1.2 Demand Registration.

(a) Request by Holders. At any time on or following the date that is the earlier of (i) six (6) months after the completion of an IPO and (ii) the expiration of any lock-up agreement with the underwriters in such IPO, and subject to the terms and conditions set forth in this Agreement, Holders of at least five percent (5%) of all Registrable Securities outstanding at such time may make a written request to the Corporation (a “Demand Notice”) to register all or part of their Registrable Securities for resale under the Securities Act (a “Demand Registration”). Each Demand Notice shall (A) specify the aggregate number and class or classes of Registrable Securities that the Requesting Holders (and their respective Affiliates) intend to sell or dispose of and (B) state the intended method or methods of sale or disposition of the Registrable Securities (including whether or not such offer shall be an underwritten offering). In connection with any Demand Registration, the Requesting Holders may request the Corporation file a Shelf Registration Statement (a “Demand Shelf Registration”) if the Corporation is then eligible to use Form S-3 (or any successor form) under the Securities Act for such intended resale. No Holder shall be required to be named as an “underwriter” in any Registration Statement without such Holder’s express prior written consent. For the avoidance of doubt, no Holder will have any rights pursuant to this Agreement to require the Corporation to conduct an IPO.

(b) Demand Registration. Following receipt of a Demand Notice, the Corporation shall:

(i) give written notice of such request for registration to all Holders of Registrable Securities within ten (10) Business Days after receipt of such Demand Notice;

(ii) use its commercially reasonable efforts to file (or confidentially submit), as soon as practicable, but in any event within seventy-five (75) days after the date of receipt of such Demand Notice, a Registration Statement covering such Registrable Securities that the Corporation has been so requested to register by the Requesting Holders and other Holders of Registrable Securities who make a request to the Corporation, within fifteen (15) days of the mailing of the Corporation’s notice referred to in Section 1.2(b)(i) hereof, that their Registrable Securities also be registered, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Notice;

(iii) use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable thereafter, but in no event later than the earlier of (x) sixty (60) days (or, if a Registration Statement is reviewed by the staff of the SEC, ninety (90) days) following the date of initial filing thereof with the SEC and (y) ten (10) business days after the Corporation is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to any further review; and

(iv) if the Corporation shall have previously effected a Demand Registration pursuant to Section 1.2, the Corporation shall not be required to effect any registration pursuant to Section 1.2 until a period of one hundred eighty (180) days shall have elapsed from the effective date of such previous Registration Statement.

(c) Selection of Underwriters; Priority for Demand Registrations.

(i) In the event that the Requesting Holders intend to distribute the Registrable Securities covered by the Demand Notice by means of an underwritten offering, they shall so advise the Corporation as part of the Demand Notice and the Corporation shall include such information in the notice it provides to all Holders pursuant to Section 1.2(b)(i) hereof. The managing underwriter or underwriters for such underwritten offering shall be one or more reputable nationally-recognized investment banks selected by Holders holding at least a majority of the Registrable Securities held by the Requesting Holders, subject to the consent of the Corporation, which consent shall not be unreasonably withheld, delayed or conditioned. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwritten offering and the inclusion of such Holder’s Registrable Securities in the underwritten offering to the extent provided in this Section 1.2(c). In the case of any Proposed Registration pursuant to Section 1.3 or registration initiated by the Corporation for its own account or any other offering not effected pursuant to this Section 1.2, the Corporation shall select one or more reputable nationally-recognized investment banks at its sole discretion as an underwriter for such offering. If requested by the underwriters, the Corporation and all Holders proposing to distribute their securities through such underwriting pursuant to this Section 1.2 shall enter into an underwriting agreement with the underwriters selected for such underwritten offering, which underwriting agreement shall be in customary form and reasonably satisfactory in form and substance to the Corporation, Holders holding at least a majority of the Registrable Securities held by the Participating Holders and the underwriters and shall contain such representations and warranties by the Corporation and such other terms and provisions as are customarily contained in agreements of this type, including, but not limited to, indemnities to the effect and to the extent provided in this Agreement or as are otherwise then customary (if more extensive), provisions for the delivery of officers’ certificates, opinions of counsel for the Corporation and the Participating Holders and accountants’ “comfort” letters, and lock-up arrangements.

(ii) Notwithstanding any other provision of this Agreement, if any Demand Registration involves an underwritten offering and the managing underwriter of such offering advises the Corporation that, in its good faith reasonable opinion, the number of Registrable Securities and other securities, if any, to be included in such offering exceeds the largest number of securities which can reasonably be sold in an orderly manner without having a significant and adverse effect on such offering (the “Maximum Offering Amount”), then the Corporation shall include in such registration the number which can be so sold in the following order of priority:

(A) first, all Registrable Securities requested by the Participating Holders to be included in such registration shall be included, but, if the number of Registrable Securities requested to be included in such registration exceeds the Maximum Offering Amount, then the number of Registrable Securities that each Participating Holder will be entitled to include in such registration will be allocated on a pro rata basis based on the number of Registrable Securities owned by such Participating Holder as compared to the aggregate number of Registrable Securities owned by all Participating Holders;

(B) second, to the extent that the number of Registrable Securities to be included in such registration is less than the Maximum Offering Amount, the Corporation Securities; and

(C) third, other securities, if any, to be included in such registration at the Corporation’s discretion up to the Maximum Offering Amount after including the Registrable Securities and the Corporation Securities to be included in such registration.

(d) Limitations on Demand Registrations.

(i) Notwithstanding anything herein to the contrary, the Corporation may suspend the registration process and/or any Holder’s ability to use a prospectus or delay making a filing of a Registration Statement or taking any other action in connection therewith when the Board has determined in good faith that it would be materially adverse to the Corporation if such Registration Statement (or an amendment or supplement thereto) were filed, such Registration Statement (or amendment or supplement) were to become effective or remain effective for the time otherwise required for such Registration Statement to remain effective or any other action were taken in connection therewith because such filing, effectiveness or other action either would (A) materially adversely affect a material financing, acquisition, disposition, merger or other transaction, (B) require premature disclosure of material information that the Corporation has a bona fide business purpose for preserving as confidential or (C) render the Corporation unable to comply with requirements under the Securities Act or the Exchange Act (each, a “Valid Business Reason”); provided, however, that such right to delay shall be exercised by the Corporation not more than twice in any twelve (12)-month period and the Corporation shall only have the right to delay as long as such Valid Business Reason exists (but in no event for a period longer than (i) sixty (60) days with respect to each such instance of delay and (ii) ninety (90) days in the aggregate in any twelve month period). The Corporation shall give notice to each Participating Holder that the registration process has been delayed and upon notice duly given pursuant to Section 2.3, each Holder agrees not to sell any Registrable Securities pursuant to any Registration Statement until such Holder’s receipt of copies of the supplemented or amended prospectus, or until it is advised in writing by the Corporation that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Corporation shall not specify the nature of the event giving rise to a suspension in any notice to Holders.

(ii) Notwithstanding anything herein to the contrary, the Corporation shall not be required to effect more than two (2) Demand Registrations. A Demand Registration shall not be deemed to have been effected and shall not count as one of the Demand Registrations referenced in the immediately preceding sentence (A) unless a Registration Statement with respect thereto has been declared effective by the Commission and remained effective in compliance with the provisions of the Securities Act and the laws of any U.S. state or other jurisdiction applicable to the disposition of Registrable Securities covered by such Registration Statement for: (x) in the case of a Registration Statement other than a Shelf Registration Statement, not less than one hundred and eighty (180) days (or such shorter period as will terminate when all of such Registrable Securities shall have been disposed of in accordance with such Registration Statement) or, if such Registration Statement relates to an underwritten offering, such longer period as, in the opinion of external counsel for the Corporation, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (y) in the case of a Shelf Registration Statement, three (3) years; (B) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason (other than a violation of applicable law solely by any Participating Holder) and has not thereafter become effective; or (C) if the offering of Registrable Securities is not consummated because the underwriters of an underwritten public offering advise the Participating Holders that the Registrable Securities cannot be sold at a net price per share equal to or above the minimum net price acceptable to Holders holding at least a majority of the Registrable Securities held by the Participating Holders; provided, however, that this clause (C) shall not apply to an underwritten public offering conducted on a “firm commitment basis” which is not consummated following the commencement of a road show; (D) if the conditions to closing specified in the underwriting agreement to which the Corporation is a party, if any, entered into in connection with such registration are not satisfied or waived (unless a cause of such conditions to closing not being satisfied shall be attributable to any Participating Holder or underwriter); or (E) if the amount of Registrable Securities of Requesting Holders included in the registration are reduced to fewer than fifty percent (50%) of the Registrable Securities originally requested to be registered; provided, however, that this subsection (E) shall not apply to any underwritten public offering that is not conducted on a “firm commitment” basis.

(iii) Notwithstanding anything herein to the contrary, the Corporation will not be required to effect any Demand Registration relating to a Demand Notice made pursuant to Section 1.2(a) if the Corporation reasonably believes, based on the advice of an underwriter that is a reputable nationally-recognized investment bank, that such an offering would not reasonably be expected to generate gross proceeds (before deducting underwriters’ commissions and fees and other expenses) of at least $50,000,000.

(iv) Notwithstanding anything herein to the contrary, the Corporation will not be required to effect any Demand Registration (A) during the period starting on the date thirty (30) days prior to the Corporation’s estimated date of filing of, and ending on the date one hundred eighty (180) days immediately following the effective date of, any Registration Statement (other than on Form S-4 or S-8 under the Securities Act, or any successor form) pertaining to the securities of the Corporation; provided, that the Corporation is employing in good faith all commercially reasonable efforts to cause such Registration Statement to become effective and (B) with respect to any Registrable Securities requested to be registered that are already covered by an existing and effective Registration Statement and such Registration Statement may be utilized for the offer and sale of the Registrable Securities requested to be registered; provided, however, that this subsection (B) shall not apply if the contemplated distribution of such Demand Registration will be an underwritten public offering that is not conducted on a “firm commitment” basis.

(e) Cancellation of Registration. Holders holding at least a majority of the Registrable Securities held by the Participating Holders shall have the right to cancel a proposed registration of Registrable Securities pursuant to Section 1.2(a) prior to the effectiveness of such registration when (i) in their discretion, market conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such registration or (ii) the request for cancellation is based upon material adverse information relating to the Corporation that is different from the information known to the Participating Holders at the time of the Demand Notice. Such cancellation of a registration shall not be counted as one of the total of two (2) Demand Registrations referenced in Section 1.2(d)(ii) hereof and notwithstanding anything to the contrary in this Agreement, the Corporation shall be responsible for all Registration Expenses incurred in connection with the registration prior to the time of cancellation.

(f) Withdrawal by Participating Holders. Any Participating Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in any Registration Statement pursuant to Section 1.2(a) by giving written notice to the Corporation of such withdrawal; provided, however, that the Corporation may ignore a notice of withdrawal made within forty-eight (48) hours of the time the Registration Statement is to become effective. The Corporation may not effect such Registration Statement in the event that Holders of Registrable Securities that have not elected to withdraw, own in the aggregate, less than the percentage of the Registrable Securities required to initiate a request under Section 1.2(a); provided, that if such Demand Registration is not effected for such reason, such Demand Registration shall still count as one of the total of two (2) Demand Registrations referenced in Section 1.2(d)(ii) hereof.

Section 1.3 Piggyback Registrations.

(a) Right to Include Registrable Securities. Following the completion of an IPO, each time that the Corporation proposes for any reason to register any of its equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, under the Securities Act, either for its own account or for the account of a stockholder of the Corporation (a “Proposed Registration”), the Corporation shall promptly give written notice (which notice shall be given not less than fifteen (15) days prior to the expected filing date of the Proposed Registration and shall describe the intended method of distribution for the offering relating to the Proposed Registration) of such Proposed Registration to all Major Stockholders and shall offer such Major Stockholders the right to request inclusion of any of such Major Stockholders’ Registrable Securities in the Proposed Registration (a “Piggyback Registration”); provided, however, that Major Stockholders shall have no right to include Registrable Securities in a registration statement relating to a registration (i) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Corporation pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend reinvestment or similar plan. No registration pursuant to this Section 1.3 shall relieve the Corporation of its obligation to effect a Demand Registration, as contemplated by Section 1.2 hereof. The rights to Piggyback Registration may be exercised on an unlimited number of occasions.

(b) Piggyback Procedure. Each Major Stockholder shall have seven (7) days from the date of receipt of the Corporation’s notice referred to in Section 1.3(a) above to deliver to the Corporation a written request specifying the number of Registrable Securities such Major Stockholder intends to register and sell in the offering relating to such Piggyback Registration (any Major Stockholders so requesting to have any of their Registrable Securities included in the Proposed Registration, a “Piggyback Holder”). Any Piggyback Holder shall have the right to withdraw such Piggyback Holder’s request for inclusion of such Piggyback Holder’s Registrable Securities in any Registration Statement pursuant to this Section 1.3 by giving written notice to the Corporation of such withdrawal; provided, however, that the Corporation may ignore a notice of withdrawal made within forty-eight (48) hours of the time the Registration Statement is to become effective. Subject to Section 1.3(c) below, the Corporation shall use commercially reasonable efforts to include in such Registration Statement all such Registrable Securities requested to be included therein; provided, further, that the Corporation may at any time withdraw or cease proceeding with any such Proposed Registration if it shall at the same time withdraw or cease proceeding with the registration of all other securities of the same class as the Registrable Securities originally proposed to be registered, without prejudice, however, to the rights of any Holder to request that a Demand Registration be effected; and provided, further, that no registration effected under this provision will relieve the Corporation from its obligations to effect a Demand Registration upon a Demand Notice, subject to the express terms and conditions set forth in this Agreement, including Section 1.2(d)(iv).

(c) Priority for Piggyback Registration. If any Proposed Registration involves an underwritten offering and the managing underwriter of such offering advises the Corporation that, in its good-faith view, that the number of Registrable Securities and other securities to be included in such offering exceeds the Maximum Offering Amount, then the Corporation shall include in such registration the number of securities which can be so sold in the following order of priority:

(i) first, the Corporation Securities, if any;

(ii) second, to the extent that the number of Corporation Securities is less than the Maximum Offering Amount, the remaining securities to be included in such registration will be allocated among all Piggyback Holders requesting that Registrable Securities be included in such Registration on a pro rata basis based on the number of Registrable Securities owned by each such Piggyback Holder as compared to the aggregate number of Registrable Securities owned by all Piggyback Holders; and

(iii) third, all other holders of the Corporation’s securities exercising “demand” rights with respect to such securities (the “Other Securities”) or who have been granted “piggy-back” registration rights with respect to such Other Securities and have requested that such Other Securities be included in such registration.

(d) Underwritten Offering. In the event that the Proposed Registration by the Corporation is, in whole or in part, an underwritten public offering of securities of the Corporation, any notice from the Corporation to Major Stockholders under this Section 1.3 shall offer Major Stockholders the right to include any Registrable Securities covered by the Proposed Registration in the underwriting on the same terms and conditions as the securities, if any, otherwise being sold through underwriters under such Proposed Registration.

(e) Cancellation and Delay of Registration. If at any time after giving written notice of its Proposed Registration and prior to the effective date of the Registration Statement filed in connection with the Proposed Registration or, in the case of a Shelf Registration Statement, prior to the consummation of such offering, the Corporation shall determine for any reason not to register or to delay registration of such offering, the Corporation may, at its election, give written notice of such determination to each Piggyback Holder and (i) in the case of a determination not to register, the Corporation shall be relieved of its obligation to register any Registrable Securities in connection with such Proposed Registration (but not from any obligation of the Corporation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Major Stockholder to include Registrable Securities in any future registrations pursuant to this Section 1.3 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering other securities in the Proposed Registration.

Section 1.4 Shelf Registration Statement.

(a) Filing of Shelf Registration Statement. Following the Corporation’s IPO and from and after such time as the Corporation shall have qualified for the use of a Shelf Registration Statement on Form S-3 or any successor form thereto, at the prior written request of a Holder of Registrable Securities, the Corporation shall (i) promptly prepare and file with (or confidentially submit to) the Commission a Shelf Registration Statement on Form S-3 or its successor form that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto and (ii) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter; provided, that following a registered offering of Corporation Securities (other than a registration (a) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Corporation pursuant to any employee stock plan or other employee benefit arrangement), (b) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (c) in connection with any dividend reinvestment or similar plan, the Corporation shall not be required to file a Shelf Registration Statement pursuant to this Section 1.4 until ninety (90) days following the effective date of such Registration Statement covering the Corporation Securities. If, after the filing of a Shelf Registration Statement, a Holder of Registrable Securities requests registration under the Securities Act of additional Registrable Securities pursuant to such Shelf Registration, the Corporation shall use its commercially reasonable efforts to amend such Shelf Registration Statement to cover such additional Registrable Securities; provided, that the Corporation shall not be required to so amend such Shelf Registration Statement more than once every fiscal quarter of the Corporation. The Corporation shall use its commercially reasonable efforts to cause such Shelf Registration Statement to remain effective for as long as any Registrable Securities are outstanding. In no event shall the Corporation be required to file, and maintain effectiveness of, more than one Shelf Registration Statement at any one time pursuant to this Section 1.4.

(b) Expiration of Shelf Registration Statement. If (i) the Corporation has filed a Shelf Registration Statement (the “Initial Registration Statement”) with the Commission that covers Registrable Securities (the “Initial Registrable Securities”), (ii) pursuant to Rule 415(a)(5) under the Securities Act or any successor rule thereto, the Initial Registration Statement may no longer be used for offers and sales of any of the Initial Registrable Securities, and (iii) any of the Initial Registrable Securities are Registrable Securities at the time that (ii) above occurs, the Corporation shall prepare and file with the Commission within the time limits required by Rule 415 under the Securities Act or any successor rule thereto a new Shelf Registration Statement covering any Initial Registrable Securities that have not ceased to be Registrable Securities for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “New Shelf Registration Statement”) and shall use its reasonable efforts to cause such New Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter; provided, that, if at the time it is required to file a New Shelf Registration Statement pursuant to this Section 1.4(b) the Corporation is not qualified to use a Registration Statement on Form S-3 or its successor form, the Corporation shall not be required to file a New Shelf Registration Statement with the Commission and the Holders shall be permitted to request registration under the Securities Act of all or any portion of their Initial Registrable Securities that have not ceased to be Registrable Securities pursuant to another form of registration statement under the Securities Act and such registration shall not count as a Demand Registration for purposes of the limitations set out in Section 1.2(d)(ii).

(c) Shelf Takedowns. Upon the demand of one or more Major Stockholders, the Corporation shall facilitate up to two (2) “takedowns” of Registrable Securities in the form of an underwritten offering utilizing the Shelf Registration Statement filed in connection with the Demand Shelf Registration, in the manner and subject to the conditions described in Sections 1.2(b)(iv), 1.2(c), 1.2(e) and 1.2(f) of this Agreement; provided, that the Corporation will not be required to effect a “takedown” made pursuant to this Section 1.4(c) if the Corporation reasonably believes, based on the advice of an underwriter that is a reputable nationally-recognized investment bank, that such an offering would not reasonably be expected to generate gross proceeds (before deducting underwriters’ commissions and fees and other expenses) of at least $50,000,000.

Section 1.5 Holdback Agreements.

(a) Restrictions on Sale by Holders. Each Holder hereby agrees that, if and whenever the Corporation (i) proposes to register any of its equity securities under the Securities Act, whether or not for its own account, (ii) is required to use its commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to a Demand Registration, or (iii) is conducting an underwritten “takedown” as described in Section 1.4(c), such Holder, if requested by the managing underwriter in an underwritten offering, agrees to enter into a “lock-up agreement” containing terms (including the duration of the lock-up period, which, for the avoidance of doubt shall commence (1) in the case of clauses (i) or (ii) above, no earlier than ten (10) days prior to the effectiveness of the registration statement and shall not exceed ninety (90) days following the effectiveness of the registration statement and (2) in the case of clause (iii) above, no earlier than ten (10) days prior to the closing date of such offering and shall not exceed ninety (90) days following such closing date) that are customary at the time such agreement is entered into for offerings of similar size and type, and the Corporation shall cause all of the Corporation’s directors and executive officers, and shall use its commercially reasonable efforts to cause any stockholder owning more than ten percent (10%) of the Corporation’s outstanding Common Stock, to sign lock-up agreements on comparable terms in connection therewith. Any such lock-up agreements signed by Holders shall contain reasonable and customary exceptions, including, without limitation, the right of a Holder to make transfers to certain Affiliates, subject to such Affiliates entering into such lock-up agreement. The Corporation may impose stop-transfer instructions with respect to the Common Stock or other securities subject to the foregoing restrictions until the end of the relevant lock-up period. For purposes of the foregoing, the term “lock-up agreement” refers to an agreement by the undersigned thereto not to effect for a specified period of time any sale or distribution (other than in connection with the public offering for which such lock-up agreement is being requested and other customary exceptions), including, without limitation, any sale pursuant to Rule 144 under the Securities Act (or any similar rule promulgated by the SEC then in force), of any Registrable Securities, any other equity securities of the Corporation or any securities convertible into or exchangeable or exercisable for any equity securities of the Corporation, without the prior consent of the managing underwriter. The provisions of this Section 1.5 will not apply to a Holder unless such Holder is a Participating Holder or is otherwise a director, executive officer or a stockholder owning more than ten percent (10%) of the Corporation’s outstanding Common Stock.

(b) Restrictions on Sale by the Corporation. The Corporation agrees not to effect (except pursuant to registrations on Form S-4 or S-8 or any similar or successor form) any sale or distribution, or to file any Registration Statement covering, any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities during the period (i) beginning no earlier than ten (10) days prior to the effective date of the Registration Statement, and up to ninety (90) days after the effective date of the Registration Statement for any Demand Registration, and (ii) with respect to an underwritten “takedown” as described in Section 1.4(c), beginning no earlier than ten (10) days prior to the closing date thereof, and up to ninety (90) days following such closing date, in each case to the extent reasonably requested by the managing underwriter thereto (except for securities being sold by the Corporation for its own account under such Registration Statement).

Section 1.6 Registration Procedures.

(a) Obligations of the Corporation. Whenever registration of Registrable Securities is required pursuant to this Agreement, the Corporation shall use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as promptly as practicable, and in connection with any such request, the Corporation shall, as promptly as practicable, use its commercially reasonable efforts to:

(i) Preparation of Registration Statement; Effectiveness. Prepare and file with the SEC (and in any event, with respect to a Demand Registration under Section 1.2, not later than the time permitted under Section 1.2(b)(ii)) a Registration Statement on any form on which the Corporation then qualifies, which counsel for the Corporation shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution thereof (except that the Registration Statement shall contain such information as may reasonably be requested for marketing or other purposes by the managing underwriter, if applicable), and use commercially reasonable efforts to cause any registration required hereunder to become effective as soon as practicable (and, in any event, with respect to a Demand Registration under Section 1.2, not later than the time permitted under Section 1.2(b)(iii)) and, with respect to a Demand Registration that is not a Demand Shelf Registration or a Demand Shelf Registration, remain effective for the applicable period specified in Section 1.2(d)(ii) (or such shorter period in which all Registrable Securities have been sold in accordance with the methods of distribution set forth in the Registration Statement); provided, however, that, in the case of any Demand Shelf Registration of Registrable Securities which are intended to be offered on a continuous or delayed basis, such three (3)-year period shall be extended, if necessary, to keep the Registration Statement effective to the extent necessary to ensure that it is available for sales of such Registrable Securities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier to occur of (i) the date on which all such Registrable Securities are sold or (ii) all of such Registrable Securities have become eligible for sale pursuant to Rule 144 under the Securities Act by the Holder thereof without limitation thereunder on volume or manner of sale and without the need for current public information required by Rule 144(c)(1);

(ii) Participation in Preparation. Upon the reasonable request of any Participating Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by any Participating Holder or underwriter (each, an “Agent” and, collectively, the “Agents”), provide the opportunity to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC and each amendment or supplement thereto;

(iii) Due Diligence. For a reasonable period prior to the filing of any Registration Statement pursuant to this Agreement, make available for inspection and copying (such copying to be at the Corporation’s expense) by the Agents such financial and other information and books and records, pertinent corporate documents and properties of the Corporation and its subsidiaries and cause the officers, directors, employees, counsel and independent certified public accountants of the Corporation and its subsidiaries to respond to such inquiries and to supply all information reasonably requested by any such Agent in connection with such Registration Statement, as shall be reasonably necessary, in the judgment of the Agents, to conduct a reasonable investigation within the meaning of the Securities Act;

(iv) General Notifications. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor, and the managing underwriter of the securities being sold, if applicable, (A) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective, (B) when the SEC notifies the Corporation whether there will be a “review” of such Registration Statement, (C) of the receipt of any comments (oral or written) by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto and (D) of any request by the SEC for any amendments or supplements to such Registration Statement or the prospectus or for additional information;

(v) 10b-5 Notification. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor, and the managing underwriter of the securities being sold pursuant to any Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon discovery that, or upon the happening of any event as a result of which, any prospectus included in such Registration Statement (or amendment or supplement thereto) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and the Corporation shall promptly prepare a supplement or amendment to such prospectus and file it with the SEC (in any event no later than ten (10) Business Days following notice of the occurrence of such event to each Participating Holder, the sales or placement agent and the managing underwriter) so that after delivery of such prospectus, as so amended or supplemented, to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(vi) Notification of Stop Orders; Suspensions of Qualifications and Exemptions. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor, and the managing underwriter of the securities being sold of (A) any stop order issued or threatened to be issued by the SEC or (B) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and the Corporation agrees to use commercially reasonable efforts to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of any such stop order, (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date and (z) if necessary to satisfy (x) and (y) hereof, the Corporation shall promptly prepare a supplement or amendment to such prospectus or Registration Statement and file it with the SEC, and, in connection with any of the foregoing events which has resulted in a suspension of a Participating Holder’s ability to dispose of securities under a Registration Statement, the Corporation shall promptly advise, in writing, any such Participating Holders that the use of the prospectus may be resumed;

(vii) Amendments and Supplements; Acceleration. (A) Prepare and file with the SEC such amendments and supplements to each Registration Statement as may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and if applicable, file any Registration Statements pursuant to Rule 462(b) under the Securities Act; (B) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and (C) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented;

(viii) Copies. Furnish as promptly as practicable to each Participating Holder and Agent prior to filing a Registration Statement or any supplement or amendment thereto, copies of such Registration Statement, supplement or amendment as it is proposed to be filed, and after such filing such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as each such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder;

(ix) Blue Sky. Use commercially reasonable efforts to, prior to any public offering of the Registrable Securities, register or qualify (or seek an exemption from registration or qualifications) such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Participating Holder or underwriter may request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as a Participating Holder or underwriter reasonably requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any Participating Holder to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to consent to general service of process in any such states or jurisdictions or subject itself to taxation in any such state or jurisdiction, but for this subparagraph;

(x) Other Approvals. Use commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary upon the advice of counsel of the Corporation or counsel to the Participating Holders to enable the Participating Holders and underwriters to consummate the disposition of Registrable Securities;

(xi) Agreements. Enter into and perform customary agreements (including any underwriting agreements in customary form), and take such other actions as may be reasonably required in order to expedite or facilitate the disposition of Registrable Securities;

(xii) “Cold Comfort” Letters. If such registration is in connection with an underwritten offering, obtain “cold comfort” letters, dated the dates of the pricing and the closing under the underwriting agreement and addressed to the underwriters and signed by the Corporation’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter of such offering may reasonably request;

(xiii) Legal Opinion and 10b-5 Letter. If such registration is in connection with an underwritten offering, furnish, at the request of the managing underwriter of such offering on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion and 10b-5 letter, dated such date, of outside or in-house legal counsel representing the Corporation for the purposes of such registration, addressed to the Holders, and the placement agent or sales agent, if any, thereof and the underwriters, if any, thereof, covering such legal matters with respect to the registration in respect of which such opinion is being given as such underwriter may reasonably request and as are customarily included in such opinions and 10b-5 letters;

(xiv) SEC Compliance, Earnings Statement. Use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its shareholders, as soon as practicable, but no later than fifteen (15) months after the effective date of any Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of such Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder and which requirement will be deemed satisfied if the Corporation timely files complete and accurate information on Forms 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(xv) Certificates, Closing. If such registration is in connection with an underwritten offering, provide officers’ certificates and other customary closing documents as the managing underwriter of such offering may reasonably request;

(xvi) FINRA. Cooperate with each Participating Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with the FINRA;

(xvii) Road Show. If such registration is in connection with an underwritten offering, cause appropriate officers as are requested by a managing underwriter to participate in an electronic “road show” or similar marketing effort being conducted by such underwriter with respect to an underwritten public offering;

(xviii) Listing. Cause all such Registrable Securities to be listed or quoted on each securities exchange or market system on which similar securities issued by the Corporation are so listed or quoted (or, in the case of the IPO, to become so listed or quoted if requested);

(xix) Transfer Agent, Registrar and CUSIP. Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case, no later than the effective date of such registration;

(xx) Efforts. Take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby;

(xxi) Controlling Person. Permit any Holder of Registrable Securities which Holder, in its sole and exclusive judgment, might be deemed an underwriter or a “controlling person” (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) of the Corporation, to participate in the preparation of such Registration Statement and to require the insertion therein of language, furnished to the Corporation in writing, which in the reasonable judgment of such Holder and its counsel should be included.

(b) Seller Information. The Corporation may require each Participating Holder as to which any registration of such Holder’s Registrable Securities is being effected to furnish to the Corporation, such information regarding such Participating Holder and such Participating Holder’s method of disposition of such Registrable Securities as the Corporation may from time to time reasonably request in writing as may be required by law. If a Participating Holder refuses to provide the Corporation with any of such information on the grounds that it is not necessary to include such information in the Registration Statement, the Corporation may exclude such Participating Holder’s Registrable Securities from the Registration Statement if the Corporation determines, based on the advice of counsel, that such information must be included in the Registration Statement and such Participating Holder continues thereafter to withhold such information. The exclusion of a Participating Holder’s Registrable Securities shall not affect the registration of the other Registrable Securities to be included in the Registration Statement.

(c) Notice to Discontinue. Each Participating Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that, upon receipt of written notice from the Corporation of the happening of any event of the kind described in Sections 1.2(d)(i), 1.2(d)(ii) and/or 1.6(a)(v) or a notice of a stop order pursuant to Section 1.6(a)(vi), such Participating Holder shall forthwith discontinue the disposition of Registrable Securities until such Participating Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Sections 1.2(d)(i), 1.2(d)(ii) and/or 1.6(a)(v) or until it is advised in writing by the Corporation that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference into the prospectus, and, if so directed by the Corporation in the case of an event described in Sections 1.2(d)(i), 1.2(d)(ii) and/or 1.6(a)(v) or following a notice of a stop order pursuant to Section 1.6(a)(vi), such Participating Holder shall deliver to the Corporation (at the Corporation’s expense) all copies, other than permanent file copies then in such Participating Holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Corporation shall give any such notice, the Corporation shall extend the period during which such Registration Statement is to be maintained effective by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 1.2(d)(i), 1.2(d)(ii) and/or 1.6(a)(v) or the notice of a stop order pursuant to Section 1.6(a)(vi) to and including the date when the Participating Holder shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of Sections 1.2(d)(i), 1.2(d)(ii) and/or 1.6(a)(v) or notice from the Corporation of the withdrawal of such stop order, as applicable. Each Participating Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Securities, it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Securities.

Section 1.7 Registration Expenses and Selling Expenses. Except as otherwise provided herein, all Registration Expenses shall be borne by the Corporation. All Selling Expenses relating to Registrable Securities registered shall be borne by the Participating Holders of such Registrable Securities pro rata on the basis of the number of Registrable Securities sold.

Section 1.8 Indemnification.

(a) Indemnification by the Corporation. In the event any Registrable Securities are included in a Registration Statement, the Corporation will indemnify and hold harmless to the fullest extent permitted by law each Participating Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Participating Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person (collectively, “Corporation Indemnified Parties”) from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, reasonable disbursements and other charges of counsel (subject to Section 1.8(c)), any amounts paid in settlement effected with the Corporation’s consent, and any costs reasonably incurred in enforcing the Corporation’s indemnification obligations hereunder) or other liabilities (collectively, “Losses”) to which any such Corporation Indemnified Party may become subject under the Securities Act or the Exchange Act, any other federal, state or foreign law or any rule or regulation promulgated thereunder, or under any common law or otherwise insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any Registration Statement, including any prospectus or preliminary prospectus contained therein or any amendments or supplements thereto, any free writing prospectuses (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus or free writing prospectus, in the light of the circumstances under which they were made), not misleading and the Corporation will promptly reimburse each such Corporation Indemnified Party for any legal and any other Losses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability, action or investigation or proceeding; provided, however, that the Corporation shall not be liable to any Corporation Indemnified Party for any Losses that arise out of or are based upon any untrue statement or omission, made in conformity with written information provided by, or on behalf of, such Corporation Indemnified Party expressly for use in any Registration Statement, including any prospectus or preliminary prospectus contained therein or any amendments or supplements thereto, any free writing prospectuses (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any document incorporated by reference in any of the foregoing. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Corporation Indemnified Parties and shall survive the transfer of Registrable Securities by such Corporation Indemnified Parties.

(b) Indemnification by Participating Holders. In connection with any proposed registration in which a Holder is participating pursuant to this Agreement, each such Participating Holder agrees, severally and not jointly, to indemnify and hold harmless the Corporation, each other Participating Holder, their directors, officers, agents and employees, each Person who controls the Corporation or any other Participating Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons (collectively, “Holder Indemnified Parties”) to the same extent as the foregoing indemnity from the Corporation to the Participating Holders as set forth in Section 1.8(a) (subject to the exceptions set forth in the foregoing indemnity, the proviso to this sentence and applicable law), but only with respect to any such untrue statement or omission that is contained in the information relating to such Participating Holder furnished in writing to the Corporation by such Participating Holder expressly for use in such Registration Statement; provided, however, that the obligation to indemnify under this subsection 1.8(b) shall be several, not joint and several, among the Participating Holders, and the total liability of any Participating Holder under this Section 1.8(b) shall be limited to the amount of the net proceeds actually received by such Participating Holder in the offering giving rise to such liability. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of Registrable Securities by such Participating Holder.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless and to the extent such Indemnifying Party is materially prejudiced by such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel satisfactory to the Indemnified Party in its reasonable judgment, (iii) the Indemnified Party reasonably believes that the joint representation of the Indemnified Party and any other party in such proceeding (including but not limited to the Indemnifying Party) would be inappropriate under applicable standards of professional conduct, (iv) the Indemnified Party has reasonably concluded, based on the advice of counsel, that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Indemnifying Party or (v) in the reasonable judgment of any such Person, based upon advice of counsel, a conflict of interest may exist between such Person and the Indemnifying Party with respect to such claims (in which case, if such Person notifies the Indemnifying Party in writing that such Person elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Person). No Indemnifying Party shall be liable for any settlement entered into without its written consent. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Party. The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

(d) Contribution. If the indemnification provided for in this Section 1.8 from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative faults of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 1.8(d) shall be limited to the amount of the net proceeds actually received by such Holder in the offering giving rise to such liability. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 1.8(a), Section 1.8(b) and Section 1.8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 1.8(d) from any Person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Corporation and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Article I, and shall survive the termination of this Agreement.

Section 1.9 Rule 144 and 144A; Other Exemptions. Following the IPO, if the Corporation has a class of equity securities registered under the Exchange Act, the Corporation shall take all actions reasonably necessary to enable Holders to sell Registrable Securities without registration under the Securities Act to the maximum extent permitted by the exemptions provided by (a) Rule 144 under the Securities Act (or any similar rule promulgated by the SEC then in force), as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act (or any similar rule promulgated by the SEC then in force), as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the written request of any Holder, the Corporation shall deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 1.10 Certain Limitations On Registration Rights. No Holder may participate in any Registration Statement hereunder involving an underwritten public offering unless such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of the underwriting arrangements made in connection with such Registration Statement and agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting agreement approved by the Holder or Holders entitled hereunder to approve such arrangements; provided, however, that no such Holder shall be required to make any representations or warranties to the Corporation or the underwriters in connection with any such registration other than representations and warranties as to (i) such Holder’s ownership of its Registrable Securities to be sold or transferred, (ii) such Holder’s power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws or to undertake any indemnification obligations to the Corporation or the underwriters with respect thereto, except as otherwise provided in Section 1.8. Such Holders holding Registrable Securities to be sold by such underwriters may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of the Corporation to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of the underwriters under the underwriting agreement be conditions precedent to the obligations of Holders.

Section 1.11 Limitations on Subsequent Registration Rights. The Corporation represents and warrants that it has not granted registration rights prior to the date hereof that remain in effect. If the Corporation shall at any time hereafter provide to any holder of any securities of the Corporation rights with respect to the registration of such securities under the Securities Act or the Exchange Act, such rights shall not be in conflict with or adversely affect any of the rights provided to Holders in, or conflict (in a manner that adversely affects Holders) with any other provisions included in, this Agreement.

Section 1.12 Transfer of Registration Rights. The rights of a Holder hereunder may be transferred or assigned in connection with any transfer of Registrable Securities if (i) such transfer is permitted under and accomplished in accordance with the requirements set forth in the Corporation’s Third Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, Stockholders Agreement and applicable securities laws, (ii) the transferee or assignee after giving effect to the transfer, (a) beneficially owns, collectively with its Affiliates, five percent (5%) or more of the outstanding Common Stock or (b) other than solely as a result of holding Common Stock, is an Affiliate of the Corporation, and, in each of (a) or (b), becomes a party to this Agreement as a “Holder” in accordance with Section 1.13 of this Agreement and (iii) the Corporation is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned; provided, that the rights and obligations that are assigned shall apply only to the Registrable Securities sold or transferred by a Holder, including any securities issued in respect of such Registrable Securities pursuant to clause (b) of the definition of “Registrable Securities,” but expressly excluding any other securities of the Corporation acquired by such assignee, including without limitation, pursuant to clause (a) of such definition.

Section 1.13 Parties to Agreement. The parties (collectively, the “Parties”) to this Agreement shall be (i) the Corporation, (ii) each of the undersigned holders of Registrable Securities, and (iii) any Person who is a permitted transferee of Registrable Securities pursuant to Section 1.12 hereof that (A) provides written notice of its election to become party to this Agreement to the Corporation in accordance with Section 2.3 hereof within fifteen (15) days after the date of any transfer pursuant to Section 1.12, and (B) in connection therewith promptly executes and returns to the Corporation a counterpart signature page to this Agreement. The Corporation shall furnish, without charge, to each Person referred to in the immediately preceding sentence a copy of this Agreement upon written request to the Corporation in accordance with Section 2.3 hereof.

Section 1.14 Number of Registrable Securities Outstanding. In order to determine the number of Registrable Securities outstanding at any time, upon the written request of the Corporation to Holders, each Holder shall promptly inform the Corporation of the number of Registrable Securities that such Holder owns and that the Corporation may conclusively rely upon any certificate provided under this Agreement for the purpose of determining the number of such Registrable Securities.

Section 1.15 Alternative IPO Entities. In the event that the Corporation elects to effect an underwritten registered offering of equity securities of any subsidiary or parent of the Corporation (collectively, “Alternative IPO Entities”) rather than the equity securities of the Corporation, whether as a result of a reorganization of the Corporation or otherwise, the Parties shall cause the Alternative IPO Entity to enter into an agreement with the Parties that provides the Parties with registration rights with respect to equity securities of the Alternative IPO Entity that such Parties beneficially own that are substantially the same as, and in any event no less favorable in the aggregate to, the registration rights provided to the Parties in this Agreement.

ARTICLE II

GENERAL PROVISIONS

Section 2.1 Entire Agreement. This Agreement, together with the Third Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, Stockholders Agreement, and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

Section 2.2 Assignment; Binding Effect; No Third Party Beneficiaries. No party may assign either this Agreement or any of its rights, interests, remedies, liabilities, or obligations hereunder (i) without the prior written approval of the other parties or (ii) except in accordance with the express provisions of this Agreement. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors and permitted assigns. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give any Person, other than the parties hereto, and their successors and permitted assigns, any right or remedies under or by reason of this Agreement.

Section 2.3 Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally-recognized overnight delivery service for next day delivery, or by e-mail of a PDF document (with confirmation of transmission), as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):

If to any Holder, at its last known address appearing on the books of the Corporation maintained for such purpose.

If to the Corporation, at

WeWork Inc.

71 5th Avenue, 2nd Floor

New York, NY 10003

E-mail: [***]

Attention: Pamela Swidler, Chief Legal Officer

All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth (5th) Business Day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, and (iv) if sent by e-mail, upon the transmitter’s confirmation, except that if such confirmation as required by (i) through (iv) above is received after 5:00 p.m. (in the recipient’s time zone) on a Business Day, or is received on a day that is not a Business Day, then such notice, request or communication will not be deemed effective or given until the next succeeding Business Day. Notices, requests, and other communications sent in any other manner will not be effective.

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Corporation’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

Section 2.4 Specific Performance; Remedies. Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached and the Corporation agrees that it shall not oppose any such demand for specific performance on the basis that monetary damages are available. Accordingly, the Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

Section 2.5 Submission to Jurisdiction; Waiver of Jury Trial.

(a) Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, any federal court within the State of Delaware and the appellate court(s) therefrom), and each party consents to the exclusive jurisdiction and venue of such courts in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such, action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

(b) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 2.5(b).

Section 2.6 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles.

Section 2.7 Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

Section 2.8 Amendments; Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Corporation and Holders holding at least sixty-six and two-thirds percent (66-2/3%) of the then-outstanding Registrable Securities held by all Holders; provided, that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; and provided, further, that the Corporation may from time to time add additional Holders as parties to this Agreement through the execution of, in each case, a counterpart signature page to this Agreement, pursuant to Section 1.13, without the consent of the other parties. Notwithstanding the foregoing:

(a) this Agreement may not be amended, modified, or terminated and the observance of any term hereunder may not be waived with respect to any Holder without the written consent of such Holder, if such amendment, modification, termination, or waiver would materially, adversely, and disproportionately affect the rights of such Holder as compared to the other Holders generally under this Agreement;

(b) this Agreement may not be amended, modified or terminated and the observance of any term hereunder may not be waived with respect to any group of Holders without the written consent of a majority-in-interest of such group of Holders, if such amendment, modification, termination or waiver would materially, adversely and disproportionately affect the rights of such group of Holders as compared to the other Holders or other group of Holders generally under this Agreement;

(c) during such time or times as the AHG Director is then seated, the provisions of Section 1.2 and Section 1.3 may not be amended, modified or terminated and the observance of any term thereunder may not be waived with respect to any of the Holders who are also AHG Stockholders (“AHG Holders”) without the written consent of the AHG Director, if such amendment, modification, termination or waiver would adversely affect the rights of the AHG Holders thereunder; and

(d) in the case of any amendment, modification or waiver of any warranty, covenant, obligation or other provision of this Agreement relating only to a particular Registration Statement which has been filed with the SEC, only the written consent of Holders holding at least a majority of the Registrable Securities held by the Participating Holders relating to that Registration Statement will be required.

The Corporation shall give prompt notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination, or waiver, solely to the extent such amendment, modification, or termination is applicable with respect to such party. Any amendment, modification, termination, or waiver effected in accordance with this Section 2.8 shall be binding on all parties hereto, regardless of whether any such party has consented thereto.

No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any such prior or subsequent occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

Section 2.9 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided, that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the Parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

Section 2.10 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other parties.

Section 2.11 Construction. This Agreement has been freely and fairly negotiated among the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed to refer to such law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first covenant.

Section 2.12 Termination of Registration Rights. This Agreement, including, without limitation, the Corporation’s obligations under Sections 1.2 and 1.3 hereof to register Registrable Securities for sale under the Securities Act shall terminate (i) with respect to any Holder, at such time as such Holder has no Registrable Securities and (ii) in full and be of no further effect at such time as there are no Registrable Securities held by any Holders. Notwithstanding any termination of this Agreement pursuant to this Section 2.12, the Parties’ rights and obligations under Sections 1.7 and 1.8 and Article II hereof shall continue in full force and effect.

Section 2.13 Aggregation of Registrable Securities. All Registrable Securities owned or acquired by any Holder or its Affiliated entities or persons (assuming full conversion, exchange and exercise of all convertible, exchangeable and exercisable securities into Registrable Securities) shall be aggregated together for the purpose of determining the availability of any right under this Agreement.

Section 2.14 No Registration Rights Until IPO Following Effective Date. Notwithstanding anything herein to the contrary, and for the avoidance of doubt, no Holder shall have any registration rights pursuant to Article I until following the completion of an IPO and in the case of a Demand Registration no Holder will be able to send a Demand Notice until the date that is the earlier of (i) six (6) months after the completion of an IPO and (ii) the expiration of any lock-up agreement with the underwriters in such IPO, subject to the terms and conditions set forth in this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

CORPORATION:	WeWork Inc.

	By:	/s/ Pamela Swidler
	Name:	Pamela Swidler
	Title:	Chief Legal Officer & Secretary

[Registration Rights Agreement]

[Holder Signature Pages Intentionally Excluded]